UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023 (May 5, 2023)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2023, Mr. Jan-Yueng Lin resigned from his position as a member of the board of directors (the “Board”) of Aerkomm Inc. (the “Company”), effective immediately. Mr. Lin’s resignation was not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices. Mr. Lin will remain as the Secretary of the Company.

Also on May 5, 2023, the Board appointed Mr. Jeff T.C. Hsu to become a member of the Board effectively immediately, to fill the vacancy created by the resignation of Mr. Lin.

Mr. Hsu earned a PH. D in Electrical and Computer Engineering from the University of Texas at Austin in 1991. After earning his degree, Mr. Hsu accepted an engineering position at Motorola Inc. followed by a managerial position at Applied Materials Inc. With more than twenty years’ experience in semiconductor and TFT LCD application and manufacturing processes Mr. Hsu focused his skill set toward display panel manufacturing becoming the foremost expert in the industry. Highlights of Mr. Hsu’s extensive list of professional accomplishments include founding Chimei Electronics Inc., one of the first TFT LCD companies in Taiwan. After then founding Jemitek Electronics, he was able to successfully merge Innolux, Chimei and Toppoly Electronics Corp. to create the largest LCD conglomerate in Taiwan at the time. Mr. Hsu currently holds a board seat at Sharp Corp. and continues actively advise on investment strategies for companies across various industries.

There are no arrangements or understandings between Mr. Hsu and any other persons pursuant to which he was elected as a director. There is no family relationship that exists between Mr. Hsu and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Mr. HSU and the Company, that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023	AERKOMM INC.

/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer

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